UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  September 10, 2007

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2007 (the “Initial Form 8-K”), on September 10, 2007, the Registrant completed its previously announced acquisition of 100% of the outstanding equity securities of Precision Industries, Inc. from the stockholders (the “Sellers”) of Precision, pursuant to a Stock Purchase Agreement (the “Agreement”) among the Registrant and the Sellers dated as of August 19, 2007.  The Initial Form 8-K is incorporated by reference herein.

The purchase price paid on September 10, 2007 ($110,000,000, including estimated acquisition costs) is subject to post closing adjustments based on the “Closing Working Capital” (as defined in the Agreement) of the acquired business at September 10, 2007.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial Form 8-K.  This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Business Acquired

The required audited financial statements of Precision as of December 27, 2006 and 2005 and for the years ended December 27, 2006 and 2005 and December 28, 2004 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The required unaudited interim financial statements of Precision as of June 25, 2007 and for the six months ended June 25, 2007 and June 23, 2006 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The required pro forma financial information of the Registrant as of and for the six months ended June 30, 2007 and the year ended December 31, 2006 is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)	Exhibits.

Exhibit 10.1   Definitive Agreement, dated as of August 19, 2007, whereby DXP Enterprises entered into an agreement to acquire Precision Industries, Inc. (incorporated by reference to the Registrant’s Current Report on Form 8-K filed August 20, 2007).

Exhibit 23.1Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1  Consolidated audited financial statements of Precision Industries, Inc., and affiliates as of December 27, 2006 and 2005 and for the years ended December 27, 2006 and 2005 and December 28, 2004.

Exhibit 99.2Consolidated interim financial statements of Precision Industries, Inc., and affiliates as of June 25, 2007 and for the six months ended June 25, 2007 and June 23, 2006.

Exhibit 99.3Pro forma financial information of the registrant as of and for the six months ended June 30, 2007 and the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.
November 26, 2007                                                                By:    /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer